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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 30, 2002


                         SATCON TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-11512                                    04-2857552
----------------------------        -----------------------------------------
 (Commission File Number)              (I.R.S. Employer Identification No.)



            161 First Street
         Cambridge, Massachusetts                         02142-1228
--------------------------------------------           ----------------
 (Address of Principal Executive Offices)                (Zip Code)


                                 (617) 661-0540
             --------------------------------------------------------
              (Registrant's telephone number, including area code)


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     This Current Report on Form 8-K is filed by SatCon Technology Corporation, a Delaware corporation (the "Registrant"), in connection with the matters described herein.

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     Pursuant to Rule 135c of the Securities Act of 1933, as amended, the full text of a press release issued by the Registrant on December 30, 2002 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

     The exhibits to this report are listed in the Exhibit Index set forth on page 4 hereof.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SATCON TECHNOLGY CORPORATION

Date:  December 30, 2002       By: /S/ RALPH M. NORWOOD
                                  ---------------------------------------------
                                  Ralph M. Norwood
                                  Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


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


Exhibit
Number                                Description
-------                               -----------
99.1                                  Press Release dated December 30, 2002.
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